                        ADMINISTRATIVE SERVICES AGREEMENT
                              AMENDED AND RESTATED

This Administrative Services Agreement ("Agreement"), effective as of October 1, 2005, amended and restated _______________, 2010, is by and between Ameriprise Financial, Inc. ("Administrator"), a Delaware corporation, and the Corporations and Trusts ("Registrants") listed in Schedule A, each on behalf of its underlying series. The terms "Fund" or "Funds" are used to refer to either the Registrant or the underlying series as context requires.

PART ONE: SERVICES

(1) The Fund hereby retains Administrator, and Administrator hereby agrees, for the period of this Agreement and under the terms and conditions set forth in this Agreement, to furnish the Fund continuously with all administrative, accounting, and other services, as set forth in more detail, below:

     (a) Administration services necessary and appropriate for the business of the Fund, including but not limited to:

          (i) Preparing all general or routine shareholder communications including notices of dividends and capital gains distributions;

          (ii) Preparing and filing of shareholder reports and other required regulatory reports and communications;

          (iii) Preparing and filing of tax reports, including the Fund's income tax returns;

          (iv) Monitoring the Fund's compliance with Subchapter M of the Internal Revenue Code, and other applicable tax laws and regulations;

          (v) Executing the pricing process and monitoring the reliability of the valuation information received from the independent third-party pricing services and brokers;

          (vi) Coordinating and supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, underwriters, brokers and dealers, insurers, printers, Fund auditors, and other persons serving the Fund, deemed to be necessary or desirable;

          (vii) Maintaining Fund registration statement updates, and maintaining registration in the jurisdictions in which shares of the Fund are offered for sale;

          (viii) Preparing reports, information, surveys, or other analyses to third parties as deemed necessary or desirable by the Fund; and

          (ix) Preparing reports, evaluations, information, surveys, statistical analysis or other analysis of the Fund as the Boards of Directors/Trustees of the Fund ("Board") may request from time to time.

          (x) Providing support for the Board in connection with the Board's efforts to vote proxies on behalf of the Fund.

     (b) Accounting and recordkeeping services necessary and appropriate for the business of the Fund, including but not limited to:

          (i) Calculating and supervising publication of the Fund's daily net asset value quotations, pricing, performance and yield information, periodic earnings reports, and other financial data, consistent with federal securities laws and the Fund's current prospectus; and

          (ii) Monitoring the Fund's compliance with accounting operations control processes.

     (c) Other services necessary and appropriate for the operations of the Fund, not listed above, including but not limited to:

          (i) Providing compliance services, as directed by the Fund's Chief Compliance Officer, which may include monitoring the Fund's compliance with applicable federal, state and foreign securities laws, and the rules and regulations thereunder, as applicable, including, without limitation, the Investment Company Act of 1940, the Securities and Exchange Act of 1934 and the Securities Act of 1933, each as amended from time to time, and the rules promulgated under each of the foregoing;

          (ii) Providing legal support for closed-end funds to ensure compliance with the New York Stock Exchange listing standards, as they may be amended from time to time;

          (iii) Providing legal support of all administration services provided by Administrator under this Agreement;

          (iv) Providing other services related to this Agreement, including drafting, filing and maintaining Fund's charter documents with regulatory authorities; drafting, negotiating and maintaining any necessary Fund agreements; assisting in the preparation of regulatory filings; and arranging for and preparing or coordinating materials in connection with shareholder meetings, as necessary;

          (v) Providing services to the Fund and to the Board including coordinating and preparing materials for Board and Committee meetings; providing guidance and preparing materials on corporate and legal issues relevant to the Fund's business; and assisting in the Fund's procurement of fidelity bond coverage and error and omissions/directors (trustees) and officers insurance coverage;

          (vi) Maintaining the Fund's books and records in accordance with all applicable federal and state securities laws and regulations; and

          (vii) Maintaining, together with affiliated companies, a business continuation and recovery program for the Fund, provided that, to the extent consistent with applicable law and regulation, any services provided pursuant to clauses (iii) and (iv) in this Part (1)(d) shall, in the reasonable discretion of the chairperson of the Board (the "Chair"), be subject to review and oversight of the Board, any committee thereof or the Chair.

(2) Administrator agrees to pay on behalf of the Fund such expenses as may be provided for in Part Three; subject always to the direction and control of the Board, the Executive Committee and the authorized officers of the Fund and to maintain an adequate organization of competent persons,.

     Administrator agrees to meet with any persons at such times as the Board deems appropriate for the purpose of reviewing Administrator's performance under this Agreement.

(3) The Fund agrees that it will furnish to Administrator any information that the latter may reasonably request with respect to the services performed or to be performed by Administrator under this Agreement.

(4) It is understood and agreed that in furnishing the Fund with services under this Agreement, neither Administrator, nor any officer, director or agent thereof shall be held liable to shareholders of the Fund, the Fund or its creditors for errors of judgment or for anything except willful misfeasance, bad faith, or negligence in the performance of its duties, or reckless disregard of its obligations and duties under the terms of this Agreement. It is further understood and agreed that Administrator may rely upon information furnished to it reasonably believed to be accurate and reliable.

PART TWO: COMPENSATION FOR SERVICES

(1) The Fund agrees to pay to Administrator, and Administrator covenants and agrees to accept from the Fund in full payment for the services furnished, a fee as described in Schedule A. The fee for each calendar day of each year shall be equal to 1/365th (1/366th in each leap year) of the total amount computed. The computation shall be made for each day on the basis of net assets as of the close of the preceding day. In the case of the suspension of the computation of net asset value, the administrative fee for each day during the suspension shall be computed as of the close of business on the last full day on which the net assets were computed. As used in this Agreement "net assets" as of the close of a full day includes all transactions in shares of the Fund recorded on the books of the Fund for that day.

(2) The administrative fee shall be paid on a monthly basis and, in the event of the termination of this Agreement, in whole or in part with respect to any Fund, the administrative fee accrued shall be prorated on the basis of the number of days that this Agreement is in effect during the month with respect to which such payment is made.

(3) The administrative fee shall be paid in cash by the Fund to Administrator within five (5) business days after the last day of each month.

PART THREE: ALLOCATION OF EXPENSES

(1)  The Fund agrees to pay:

     (a) Administrative fees payable to Administrator for its services under the terms of this Agreement.

     (b)  Taxes.

     (c) Fees and charges of its independent certified public accountants for services the Fund requests.

     (d)  Commitment fees on lines of credit.

     (e) Fees and expenses of attorneys (i) it employs in matters not involving the assertion of a claim by a third party against the Fund, its Board members and officers, (ii) it employs in conjunction with a claim asserted by the Board against Administrator, except that Administrator shall reimburse the Fund for such fees and expenses if it is ultimately determined by a court of competent jurisdiction, or Administrator agrees, that it is liable in whole or in part to the Fund, (iii) it employs to assert a claim against a third party, and (iv) it or Administrator employs, with the approval of the Board, to assist in the evaluation of certain investments or other matters related to the administration of the Fund.

     (f) Fees paid for the qualification and registration for public sale of the securities of the Fund under the laws of the United States and of the several states in which such securities shall be offered for sale.

     (g)  Fees of consultants employed by the Fund.

     (h) Board member, officer and employee expenses which shall include fees, salaries, memberships, dues, travel, seminars, pension, profit sharing, and all other benefits paid to or provided for Board members, officers and employees, directors and officers liability insurance, errors and omissions liability insurance, worker's compensation insurance and other expenses applicable to the Board members, officers and employees, except the Fund will not pay any fees or expenses of any person who is an officer or employee of Administrator or its affiliates.

     (i) Filing fees and charges incurred by the Fund in connection with filing any amendment to its organizational documents, or incurred in filing any other document with the state where the Fund is organized or its political subdivisions.

     (j)  Organizational expenses of the Fund.

     (k) Fund Board and Fund office expenses, separate from Administrator or affiliates of Administrator, which shall include a charge for occupancy, insurance on the premises, furniture and equipment, telephone, telegraph, electronic information services, books, periodicals, published services, and office supplies used by the Fund.

     (l)  Other expenses properly payable by the Fund, approved by the Board.

(2) Administrator agrees to pay all expenses associated with the services it provides under the terms of this Agreement

PART FOUR: MISCELLANEOUS

(1) Administrator shall be deemed to be an independent contractor and, except as expressly provided or authorized in this Agreement, shall have no authority to act for or represent the Fund.

(2)  A "full business day" shall be as defined in the By-laws of the Fund.

(3) The Fund recognizes that Administrator and its affiliates, pursuant to separate agreements, now render and may continue to render services to other investment companies and persons which may or may not have policies similar to those of the Fund and that Administrator provides services for its own investments and/or those of its affiliates. Administrator shall be free to provide such services and the Fund hereby consents thereto.

(4) Neither this Agreement nor any transaction had pursuant hereto shall be invalidated or in any way affected by the fact that Board members, officers, agents and/or shareholders of the Fund are or may be interested in Administrator or any successor or assignee thereof, as directors, officers, stockholders or otherwise; that directors, officers, stockholders or agents of Administrator are or may be interested in the Fund as Board members, officers, shareholders, or otherwise; or that

     Administrator or any successor or assignee, is or may be interested in the Fund as shareholder or otherwise, provided, however, that neither Administrator, nor any officer, Board member or employee thereof or of the Fund, shall sell to or buy from the Fund any property or security other than shares issued by the Fund, except in accordance with applicable regulations or orders of the United States Securities and Exchange Commission.

(5) Any notice under this Agreement shall be given in writing, addressed, and delivered, or mailed postpaid, to the party to this Agreement entitled to receive such, at such party's principal place of business in Minneapolis, Minnesota, or to such other address as either party may designate in writing mailed to the other.

(6) Administrator agrees that no officer, director or employee of Administrator will deal for or on behalf of the Fund with himself as principal or agent, or with any corporation or partnership in which he may have a financial interest, except that this shall not prohibit officers, directors or employees of the Administrator's affiliated companies from having a financial interest in the Fund or in Administrator.

(7) The Fund agrees that Administrator may subcontract for certain of the services described under this Agreement with the understanding that there shall be no diminution in the quality or level of the services and that Administrator remains fully responsible for the services.

(8) This Agreement shall extend to and shall be binding upon the parties hereto, and their respective successors and assigns; provided, however, that this Agreement shall not be assignable without the written consent of the other party. This Agreement shall be governed by the laws of the State of Minnesota.

(9) For each Fund that is organized as a Massachusetts business trust, a copy of the Declaration of Trust, together with all amendments, is on file in the office of the Secretary of State of the Commonwealth of Massachusetts. The execution and delivery of this Agreement has been authorized by the Trustees and the Agreement has been signed by an authorized officer of the Fund. It is expressly agreed that the obligations of the Fund under this Agreement shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Fund, personally, but bind only the assets and property of the Fund, as provided in the Declaration of Trust.

PART FIVE: RENEWAL AND TERMINATION

(1) This Agreement shall continue in effect until April 30, 2008 and, thereafter, from year to year as the parties may mutually agree, provided that either party may terminate this Agreement by giving the other party notice in writing specifying the date of such termination, which shall be not less than 60 days after the date of receipt of such notice.

(2) Non-material amendments or modifications to this Agreement will only be made effective upon written agreement executed by the Administrator and the Fund.

IN WITNESS THEREOF, the parties hereto have executed the foregoing Agreement as of the day and year first above written.

RIVERSOURCE BOND SERIES, INC.
RIVERSOURCE CALIFORNIA TAX-EXEMPT TRUST
RIVERSOURCE DIMENSIONS SERIES, INC.
RIVERSOURCE DIVERSIFIED INCOME SERIES, INC.
RIVERSOURCE EQUITY SERIES, INC.
RIVERSOURCE GLOBAL SERIES, INC.
RIVERSOURCE GOVERNMENT INCOME SERIES, INC.
RIVERSOURCE GOVERNMENT MONEY MARKET FUND, INC.
RIVERSOURCE HIGH YIELD INCOME SERIES, INC.
RIVERSOURCE INCOME SERIES, INC.
RIVERSOURCE INTERNATIONAL MANAGERS SERIES, INC.
RIVERSOURCE INTERNATIONAL SERIES, INC.
RIVERSOURCE INVESTMENT SERIES, INC.
RIVERSOURCE LARGE CAP SERIES, INC.
RIVERSOURCE MANAGERS SERIES, INC.
RIVERSOURCE MARKET ADVANTAGE SERIES, INC.
RIVERSOURCE MONEY MARKET SERIES, INC.
RIVERSOURCE SECTOR SERIES, INC.
RIVERSOURCE SELECTED SERIES, INC.
RIVERSOURCE SERIES TRUST
RIVERSOURCE SHORT TERM INVESTMENTS SERIES, INC.
RIVERSOURCE SPECIAL TAX-EXEMPT SERIES TRUST
RIVERSOURCE STRATEGIC ALLOCATION SERIES, INC.
RIVERSOURCE STRATEGY SERIES, INC.
RIVERSOURCE TAX-EXEMPT INCOME SERIES, INC.
RIVERSOURCE TAX-EXEMPT SERIES, INC.
RIVERSOURCE VARIABLE SERIES TRUST
SELIGMAN CAPITAL FUND, INC.
SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.
SELIGMAN FRONTIER FUND, INC.
SELIGMAN GLOBAL FUND SERIES, INC.
SELIGMAN GROWTH FUND, INC.
SELIGMAN LASALLE REAL ESTATE FUND SERIES, INC.
SELIGMAN MUNICIPAL FUND SERIES, INC.
SELIGMAN MUNICIPAL SERIES TRUST
SELIGMAN PORTFOLIOS, INC.
SELIGMAN TARGETHORIZON ETF PORTFOLIOS, INC.
SELIGMAN VALUE FUND SERIES, INC.


By:
    --------------------------------
    Patrick Bannigan
    President


AMERIPRISE FINANCIAL, INC.


By:
    --------------------------------
    William F. Truscott
    President - U.S. Asset Management
    and Chief Investment Officer

                                                                      SCHEDULE A

                                  FEE SCHEDULE

Each Registrant is a Minnesota corporation except RiverSource Government Money Market Fund, Inc., Seligman Capital Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Global Fund Series, Inc., Seligman Growth Fund, Inc., Seligman LaSalle Real Estate Fund Series, Inc., Seligman Municipal Fund Series, Inc., Seligman Portfolios, Inc., Seligman TargetHorizon ETF Portfolios, Inc. and Seligman Value Fund Series, Inc., which are Maryland corporations and RiverSource California Tax-Exempt Trust, RiverSource Special Tax-Exempt Series Trust, RiverSource Series Trust, RiverSource Variable Series Trust and Seligman Municipal Series Trust, which are Massachusetts business trusts:

The fee is based on the net assets of the Fund as set forth in the following table:

                                                                      ASSET LEVELS AND BREAKPOINTS IN APPLICABLE FEES
                                                       ----------------------------------------------------------------------------
                                                                       500,000,001 - 1,000,000,001 - 3,000,000,001 - 12,000,000,001
FUNDS                                                  0 - 500,000,000 1,000,000,000  3,000,000,000  12,000,000,000        +
-----                                                  --------------- ------------- --------------- --------------- --------------
SCHEDULE I                                                   0.080%        0.075%          0.070%           0.060%       0.050%
RiverSource 120/20 Contrarian Equity                         0.080%        0.075%          0.070%           0.060%       0.050%
RiverSource Absolute Return Currency and Income              0.080%        0.075%          0.070%           0.060%       0.050%
RiverSource Disciplined International Equity                 0.080%        0.075%          0.070%           0.060%       0.050%
RiverSource  Disciplined Small Cap Value                     0.080%        0.075%          0.070%           0.060%       0.050%
RiverSource Emerging Markets Bond                            0.080%        0.075%          0.070%           0.060%       0.050%
RiverSource Global Bond                                      0.080%        0.075%          0.070%           0.060%       0.050%
RiverSource LaSalle Global Real Estate                       0.080%        0.075%          0.070%           0.060%       0.050%
RiverSource Partners International Select Growth             0.080%        0.075%          0.070%           0.060%       0.050%
RiverSource Partners International Select Value              0.080%        0.075%          0.070%           0.060%       0.050%
RiverSource Partners International Small Cap                 0.080%        0.075%          0.070%           0.060%       0.050%
RiverSource Small Company Index                              0.080%        0.075%          0.070%           0.060%       0.050%
RiverSource Strategic Allocation                             0.080%        0.075%          0.070%           0.060%       0.050%
Seligman Global Technology                                   0.080%        0.075%          0.070%           0.060%       0.050%
Seligman Global Technology Portfolio                         0.080%        0.075%          0.070%           0.060%       0.050%
Seligman International Growth Portfolio                      0.080%        0.075%          0.070%           0.060%       0.050%
Seligman Smaller-Cap Value                                   0.080%        0.075%          0.070%           0.060%       0.050%
Seligman Smaller-Cap Value Portfolio                         0.080%        0.075%          0.070%           0.060%       0.050%

                                                                      ASSET LEVELS AND BREAKPOINTS IN APPLICABLE FEES
                                                       ----------------------------------------------------------------------------
                                                                       500,000,001 - 1,000,000,001 - 3,000,000,001 - 12,000,000,001
FUNDS                                                  0 - 500,000,000 1,000,000,000  3,000,000,000  12,000,000,000        +
-----                                                  --------------- ------------- --------------- --------------- --------------
Seligman Variable Portfolio-Smaller-Cap Value                0.080%        0.075%          0.070%           0.060%       0.050%
Threadneedle Emerging Markets                                0.080%        0.075%          0.070%           0.060%       0.050%
Threadneedle European Equity                                 0.080%        0.075%          0.070%           0.060%       0.050%
Threadneedle Global Equity                                   0.080%        0.075%          0.070%           0.060%       0.050%
Threadneedle Global Equity Income                            0.080%        0.075%          0.070%           0.060%       0.050%
Threadneedle Global Extended Alpha                           0.080%        0.075%          0.070%           0.060%       0.050%
Threadneedle International Opportunity                       0.080%        0.075%          0.070%           0.060%       0.050%
Threadneedle Variable Portfolio-Emerging Markets             0.080%        0.075%          0.070%           0.060%       0.050%
Threadneedle Variable Portfolio-International
   Opportunity                                               0.080%        0.075%          0.070%           0.060%       0.050%
Variable Portfolio - AllianceBernstein International
   Value                                                     0.080%        0.075%          0.070%           0.060%       0.050%
Variable Portfolio - Invesco International Growth            0.080%        0.075%          0.070%           0.060%       0.050%
Variable Portfolio - Mondrian International Small Cap        0.080%        0.075%          0.070%           0.060%       0.050%
Variable Portfolio - Morgan Stanley Global Real Estate       0.080%        0.075%          0.070%           0.060%       0.050%
Variable Portfolio - Partners Small Cap Growth               0.080%        0.075%          0.070%           0.060%       0.050%
Variable Portfolio - Partners Small Cap Value                0.080%        0.075%          0.070%           0.060%       0.050%
Variable Portfolio - Pyramis International Equity            0.080%        0.075%          0.070%           0.060%       0.050%
Variable Portfolio - US Equity Fund                          0.080%        0.075%          0.070%           0.060%       0.050%
Variable Portfolio - International Fund                      0.080%        0.075%          0.070%           0.060%       0.050%
SCHEDULE II                                                  0.070%        0.065%          0.060%           0.050%       0.040%
RiverSource California Tax-Exempt                            0.070%        0.065%          0.060%           0.050%       0.040%
RiverSource Diversified Bond                                 0.070%        0.065%          0.060%           0.050%       0.040%
RiverSource Floating Rate                                    0.070%        0.065%          0.060%           0.050%       0.040%
RiverSource High Yield Bond                                  0.070%        0.065%          0.060%           0.050%       0.040%
RiverSource Income Opportunities                             0.070%        0.065%          0.060%           0.050%       0.040%
RiverSource Inflation Protected Securities                   0.070%        0.065%          0.060%           0.050%       0.040%
RiverSource Intermediate Tax-Exempt                          0.070%        0.065%          0.060%           0.050%       0.040%
RiverSource Limited Duration Bond                            0.070%        0.065%          0.060%           0.050%       0.040%
RiverSource Minnesota Tax-Exempt                             0.070%        0.065%          0.060%           0.050%       0.040%
RiverSource New York Tax-Exempt                              0.070%        0.065%          0.060%           0.050%       0.040%
RiverSource Short Duration U.S. Government                   0.070%        0.065%          0.060%           0.050%       0.040%
RiverSource Strategic Income Allocation                      0.070%        0.065%          0.060%           0.050%       0.040%
RiverSource Tax-Exempt Bond                                  0.070%        0.065%          0.060%           0.050%       0.040%

                                                                       ASSET LEVELS AND BREAKPOINTS IN APPLICABLE FEES
                                                       ----------------------------------------------------------------------------
                                                                       500,000,001 - 1,000,000,001 - 3,000,000,001 - 12,000,000,001
FUNDS                                                  0 - 500,000,000 1,000,000,000  3,000,000,000  12,000,000,000        +
-----                                                  --------------- ------------- --------------- --------------- --------------
RiverSource Tax-Exempt High Income                           0.070%        0.065%          0.060%           0.050%       0.040%
RiverSource U.S. Government Mortgage                         0.070%        0.065%          0.060%           0.050%       0.040%
RiverSource Variable Portfolio-Diversified Bond              0.070%        0.065%          0.060%           0.050%       0.040%
RiverSource Variable Portfolio-Global Inflation
   Protected Securities                                      0.070%        0.065%          0.060%           0.050%       0.040%
RiverSource Variable Portfolio-High Yield Bond               0.070%        0.065%          0.060%           0.050%       0.040%
RiverSource Variable Portfolio-Income Opportunities          0.070%        0.065%          0.060%           0.050%       0.040%
RiverSource Variable Portfolio - Limited Duration Bond       0.070%        0.065%          0.060%           0.050%       0.040%
RiverSource Variable Portfolio - Strategic Income            0.070%        0.065%          0.060%           0.050%       0.040%
Seligman California Municipal High Yield                     0.070%        0.065%          0.060%           0.050%       0.040%
Seligman California Municipal Quality                        0.070%        0.065%          0.060%           0.050%       0.040%
Seligman Investment Grade Fixed Income Portfolio             0.070%        0.065%          0.060%           0.050%       0.040%
Seligman Minnesota Municipal                                 0.070%        0.065%          0.060%           0.050%       0.040%
Seligman National Municipal                                  0.070%        0.065%          0.060%           0.050%       0.040%
Seligman New York Municipal                                  0.070%        0.065%          0.060%           0.050%       0.040%
Variable Portfolio - American Century Diversified Bond       0.070%        0.065%          0.060%           0.050%       0.040%
Variable Portfolio - Eaton Vance Floating-Rate Income        0.070%        0.065%          0.060%           0.050%       0.040%
Variable Portfolio - J.P. Morgan Core Bond                   0.070%        0.065%          0.060%           0.050%       0.040%
Variable Portfolio - PIMCO Mortgage-Backed Securities        0.070%        0.065%          0.060%           0.050%       0.040%
Variable Portfolio - Wells Fargo Short Duration
   Government                                                0.070%        0.065%          0.060%           0.050%       0.040%
SCHEDULE III                                                 0.060%        0.055%          0.050%           0.040%       0.030%
RiverSource Balanced                                         0.060%        0.055%          0.050%           0.040%       0.030%
RiverSource Cash Management                                  0.060%        0.055%          0.050%           0.040%       0.030%
RiverSource Disciplined Equity                               0.060%        0.055%          0.050%           0.040%       0.030%
RiverSource Disciplined Large Cap Growth                     0.060%        0.055%          0.050%           0.040%       0.030%
RiverSource Disciplined Large Cap Value                      0.060%        0.055%          0.050%           0.040%       0.030%
RiverSource Disciplined Small and Mid Cap Equity             0.060%        0.055%          0.050%           0.040%       0.030%
RiverSource Diversified Equity Income                        0.060%        0.055%          0.050%           0.040%       0.030%
RiverSource Dividend Opportunity                             0.060%        0.055%          0.050%           0.040%       0.030%
RiverSource Equity Value                                     0.060%        0.055%          0.050%           0.040%       0.030%
RiverSource Government Money Market                          0.060%        0.055%          0.050%           0.040%       0.030%
RiverSource LaSalle Monthly Dividend Real Estate             0.060%        0.055%          0.050%           0.040%       0.030%
RiverSource Mid Cap Growth                                   0.060%        0.055%          0.050%           0.040%       0.030%

                                                                        ASSET LEVELS AND BREAKPOINTS IN APPLICABLE FEES
                                                       ----------------------------------------------------------------------------
                                                                       500,000,001 - 1,000,000,001 - 3,000,000,001 - 12,000,000,001
FUNDS                                                  0 - 500,000,000 1,000,000,000  3,000,000,000  12,000,000,000        +
-----                                                  --------------- ------------- --------------- --------------- --------------
RiverSource Mid Cap Value                                    0.060%        0.055%          0.050%           0.040%       0.030%
RiverSource Partners Fundamental Value                       0.060%        0.055%          0.050%           0.040%       0.030%
RiverSource Precious Metals and Mining                       0.060%        0.055%          0.050%           0.040%       0.030%
RiverSource Real Estate                                      0.060%        0.055%          0.050%           0.040%       0.030%
RiverSource Recovery and Infrastructure                      0.060%        0.055%          0.050%           0.040%       0.030%
RiverSource S&P 500 Index                                    0.060%        0.055%          0.050%           0.040%       0.030%
RiverSource Variable Portfolio-Balanced                      0.060%        0.055%          0.050%           0.040%       0.030%
RiverSource Variable Portfolio-Cash Management               0.060%        0.055%          0.050%           0.040%       0.030%
RiverSource Variable Portfolio-Diversified Equity
   Income                                                    0.060%        0.055%          0.050%           0.040%       0.030%
RiverSource Variable Portfolio-Dynamic Equity                0.060%        0.055%          0.050%           0.040%       0.030%
RiverSource Variable Portfolio-Mid Cap Growth                0.060%        0.055%          0.050%           0.040%       0.030%
RiverSource Variable Portfolio-Mid Cap Value                 0.060%        0.055%          0.050%           0.040%       0.030%
RiverSource Variable Portfolio-S&P 500 Index                 0.060%        0.055%          0.050%           0.040%       0.030%
Seligman Capital                                             0.060%        0.055%          0.050%           0.040%       0.030%
Seligman Capital Portfolio                                   0.060%        0.055%          0.050%           0.040%       0.030%
Seligman Common Stock Portfolio                              0.060%        0.055%          0.050%           0.040%       0.030%
Seligman Communications and Information Fund                 0.060%        0.055%          0.050%           0.040%       0.030%
Seligman Communications and Information Portfolio            0.060%        0.055%          0.050%           0.040%       0.030%
Seligman Growth                                              0.060%        0.055%          0.050%           0.040%       0.030%
Seligman Large-Cap Value                                     0.060%        0.055%          0.050%           0.040%       0.030%
Seligman Large-Cap Value Portfolio                           0.060%        0.055%          0.050%           0.040%       0.030%
Seligman TargETFund 2015                                     0.060%        0.055%          0.050%           0.040%       0.030%
Seligman TargETFund 2025                                     0.060%        0.055%          0.050%           0.040%       0.030%
Seligman TargETFund 2035                                     0.060%        0.055%          0.050%           0.040%       0.030%
Seligman TargETFund 2045                                     0.060%        0.055%          0.050%           0.040%       0.030%
Seligman TargETFund Core                                     0.060%        0.055%          0.050%           0.040%       0.030%
Seligman Variable Portfolio-Growth                           0.060%        0.055%          0.050%           0.040%       0.030%
Seligman Variable Portfolio-Larger-Cap Value                 0.060%        0.055%          0.050%           0.040%       0.030%
Variable Portfolio - American Century Growth                 0.060%        0.055%          0.050%           0.040%       0.030%
Variable Portfolio-Davis New York Venture                    0.060%        0.055%          0.050%           0.040%       0.030%
Variable Portfolio-Goldman Sachs Mid Cap Value               0.060%        0.055%          0.050%           0.040%       0.030%
Variable Portfolio - Jennison Mid Cap Growth                 0.060%        0.055%          0.050%           0.040%       0.030%

                                                                        ASSET LEVELS AND BREAKPOINTS IN APPLICABLE FEES
                                                       ----------------------------------------------------------------------------
                                                                       500,000,001 - 1,000,000,001 - 3,000,000,001 - 12,000,000,001
FUNDS                                                  0 - 500,000,000 1,000,000,000  3,000,000,000  12,000,000,000        +
-----                                                  --------------- ------------- --------------- --------------- --------------
Variable Portfolio - MFS Value                               0.060%        0.055%          0.050%           0.040%       0.030%
Variable Portfolio - Marsico Growth                          0.060%        0.055%          0.050%           0.040%       0.030%
Variable Portfolio - NFJ Dividend Value                      0.060%        0.055%          0.050%           0.040%       0.030%
Variable Portfolio - UBS Large Cap Growth                    0.060%        0.055%          0.050%           0.040%       0.030%
SCHEDULE IV                                                  0.020%        0.020%          0.020%           0.020%       0.020%
Disciplined Asset Allocation Portfolios - Aggressive         0.020%        0.020%          0.020%           0.020%       0.020%
Disciplined Asset Allocation Portfolios - Conservative       0.020%        0.020%          0.020%           0.020%       0.020%
Disciplined Asset Allocation Portfolios - Moderate           0.020%        0.020%          0.020%           0.020%       0.020%
Disciplined Asset Allocation Portfolios - Moderately
   Aggressive                                                0.020%        0.020%          0.020%           0.020%       0.020%
Disciplined Asset Allocation Portfolios - Moderately
   Conservative                                              0.020%        0.020%          0.020%           0.020%       0.020%
RiverSource Income Builder Basic Income                      0.020%        0.020%          0.020%           0.020%       0.020%
RiverSource Income Builder Enhanced Income                   0.020%        0.020%          0.020%           0.020%       0.020%
RiverSource Income Builder Moderate Income                   0.020%        0.020%          0.020%           0.020%       0.020%
RiverSource Portfolio Builder Aggressive                     0.020%        0.020%          0.020%           0.020%       0.020%
RiverSource Portfolio Builder Conservative                   0.020%        0.020%          0.020%           0.020%       0.020%
RiverSource Portfolio Builder Moderate                       0.020%        0.020%          0.020%           0.020%       0.020%
RiverSource Portfolio Builder Moderate Aggressive            0.020%        0.020%          0.020%           0.020%       0.020%
Portfolio Builder Moderate Conservative                      0.020%        0.020%          0.020%           0.020%       0.020%
RiverSource Portfolio Builder Total Equity                   0.020%        0.020%          0.020%           0.020%       0.020%
RiverSource Retirement Plus 2010                             0.020%        0.020%          0.020%           0.020%       0.020%
RiverSource Retirement Plus 2015                             0.020%        0.020%          0.020%           0.020%       0.020%
RiverSource Retirement Plus 2020                             0.020%        0.020%          0.020%           0.020%       0.020%
RiverSource Retirement Plus 2025                             0.020%        0.020%          0.020%           0.020%       0.020%
RiverSource Retirement Plus 2030                             0.020%        0.020%          0.020%           0.020%       0.020%
RiverSource Retirement Plus 2035                             0.020%        0.020%          0.020%           0.020%       0.020%
RiverSource Retirement Plus 2040                             0.020%        0.020%          0.020%           0.020%       0.020%
RiverSource Retirement Plus 2045                             0.020%        0.020%          0.020%           0.020%       0.020%
Variable Portfolio - Aggressive Portfolio                    0.020%        0.020%          0.020%           0.020%       0.020%
Variable Portfolio - Conservative Portfolio                  0.020%        0.020%          0.020%           0.020%       0.020%
Variable Portfolio - Moderate Portfolio                      0.020%        0.020%          0.020%           0.020%       0.020%
Variable Portfolio - Moderately Aggressive Portfolio         0.020%        0.020%          0.020%           0.020%       0.020%
Variable Portfolio - Moderately Conservative Portfolio       0.020%        0.020%          0.020%           0.020%       0.020%

                                                                       ASSET LEVELS AND BREAKPOINTS IN APPLICABLE FEES
                                                       ----------------------------------------------------------------------------
                                                                       500,000,001 - 1,000,000,001 - 3,000,000,001 - 12,000,000,001
FUNDS                                                  0 - 500,000,000 1,000,000,000  3,000,000,000  12,000,000,000        +
-----                                                  --------------- ------------- --------------- --------------- --------------
SCHEDULE V                                                     0              0              0                 0           0
   RiverSource Short-Term Cash                                N/A            N/A            N/A               N/A         N/A